SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 30, 2003

                           TRUMP CASINO HOLDINGS, LLC
               (Exact Name of Registrant as Specified in Charter)

           Delaware                      333-104916             45-0475879
           --------                      ----------             ----------
(State or other jurisdiction of       (Commission File       (I.R.S. Employer
       incorporation)                      Number)        Identification Number)


c/o Trump Hotels & Casino Resorts, Holdings, L.P.
1000 Boardwalk
Atlantic City, New Jersey                                          08401
-------------------------                                          -----
(Address of Principal Executive Offices)                        (Zip Code)


                           TRUMP CASINO FUNDING, INC.
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

               Delaware                  333-104916-07          45-0475877
               --------                  -------------          ----------
(State or other jurisdiction of       (Commission File       (I.R.S. Employer
       incorporation)                      Number)        Identification Number)


c/o Trump Hotels & Casino Resorts Holdings, L.P.
1000 Boardwalk
Atlantic City, New Jersey                                          08401
-------------------------                                          -----
(Address of Principal Executive Offices)                        (Zip Code)


Item 7.  Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.       Description

99.1              News Release, dated October 30, 2003, of Trump Hotels &
                  Casino Resorts, Inc.

Item 9.  Regulation FD Disclosure

         See Item 12, below.

Item 12. Results of Operations and Financial Condition.

         The information set forth under this Item 12 is intended to be furnished under this Item 12, "Results of Operations and Financial Condition," and also under Item 9, "Regulation FD Disclosure." Such information, including
Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

         Attached as Exhibit 99.1 hereto is a News Release, dated October 30, 2003, issued by Trump Hotels & Casino Resorts, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        TRUMP CASINO HOLDINGS, LLC.

Date:  October 30, 2003                 By: /s/ John P. Burke
                                           ------------------------------
                                        Name:  John P. Burke
                                        Title: Executive Vice President


                                        TRUMP CASINO FUNDING, INC.

Date:  October 30, 2003                 By: /s/ John P. Burke
                                           ------------------------------
                                        Name:  John P. Burke
                                        Title: Executive Vice President

                                  EXHIBIT INDEX

Exhibit No.                       Description


99.1           News Release, dated October 30, 2003, of Trump Hotels & Casino
               Resorts, Inc.